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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 12, 1996



            (Exact name of registrant as specified in its charter)
                            The Italian Oven, Inc.

(State or other jurisdiction    (Commission                        (IRS Employer
of incorporation)               File Number)                 Identification No.)
Pennsylvania                      0-27182                             25-1624305

                   (Address of principal executive offices)
               Eleven Lloyd Avenue, Latrobe, Pennsylvania 15650



      Registrant's telephone number, including area code: (412) 537-5380



         (Former name or former address, if changed since last report)
          ___________________________________________________________
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Item 5.  Other Events

          The Italian Oven, Inc. (the "Company") issued press releases on December 12, 1996 regarding a new debtor-in-possession credit facility and on December 13, 1996 regarding the execution and delivery of a non-binding letter of intent for the sale of substantially all of the Company's assets to the Whitecliff Group, Inc. Copies of the press releases are filed as Exhibits to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits

     (c)     Exhibits:

             99.1 Press Release dated December 12, 1996
             99.2 Press Release dated December 13, 1996

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          Pursuant to the requirements of the Securities Exchange Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE ITALIAN OVEN, INC.



                                    By: /s/ Gary L. Steib
                                       ------------------------------
                                         Gary L. Steib
Date: December 18, 1996                        Chief Financial Officer

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